Registration Nos. 33-37426
                                                                        811-6194


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                          -----------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 18                     [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 19                             [X]
                        (Check appropriate box or boxes.)


                     THE CHACONIA INCOME & GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             The Corporation Trust Company
            c/o American Data Services, Inc.
   The Hauppauge Corporate Center, 150 Motor Parkway
                       Suite 109
                  Hauppauge, New York                            11788
        (Address of Principal Executive Offices)               (Zip Code)

                        (631) 951-0500 or 1-800-368-3322
              (Registrant's Telephone Number, including Area Code)

     The Corporation Trust Company                       Copy to:
            32 South Street                       Ulice Payne, Jr., Esq.
          Baltimore, MD 21202                         Foley & Lardner
          --------------------             777 East Wisconsin Avenue, Suite 3700
(Name and Address of Agent for Service)         Milwaukee, Wisconsin 53202
                                                --------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[X]      immediately upon filing pursuant to paragraph (b)

[ ]      on  (date)  pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on  (date)  pursuant to paragraph (a) (2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                   July 31, 2000
                                                             P R O S P E C T U S



                     The Chaconia Income & Growth Fund, Inc.

     The Chaconia Income & Growth Fund, Inc. offers two distinct mutual funds offering different investment strategies.

                                 The Funds are:


   o  The  Chaconia  Income  &  Growth     o  The Chaconia  ACS Fund  (invests
      Fund  (invests  mainly  in  U.S.        mainly   in   equity   and  debt
      Government securities and equity        securities of non-U.S. companies
      securities  of the U.S.,  Canada        located  in territories of the
      and Trinidad and Tobago)                Association of Caribbean States
                                              members)


     Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Funds invest and the services they offer to shareholders.

--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                                 TABLE OF CONTENTS


The Chaconia Income & Growth        Questions Every Investor Should Ask
  Fund, Inc.                          Before Investing in The Funds .........  2
c/o American Data Services, Inc.    Who Manages the Funds?................... 10
The Hauppauge Corporate Center      How Are The Funds' Share Prices
150 Motor Parkway, Suite 109          Determined?............................ 11
Hauppauge, NY 11788                 How Do I Open An Account and Purchase
                                      Shares?................................ 11
1-800-368-3322 (U.S.)               How Do I Sell My Shares?................. 13
                                    What About Internet Transactions?........ 14
www.trinidad.net/home/tandt/        May Shareholders Make Exchanges
utc/utchome.htm                       Between Funds?......................... 15
                                    What About Dividends, Capital Gains
                                      Distributions and Taxes?............... 16
                                    Financial Highlights..................... 16

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1    What are the Goals of The Funds?

     The Chaconia I&G Fund


     The Chaconia I&G Fund seeks to produce high current income and capital appreciation.


     The Chaconia ACS Fund

     The Chaconia ACS Fund seeks to produce long-term capital appreciation.

2.   What are the Principal Investment Strategies of The Funds?

     The Chaconia I&G Fund

     The Chaconia I&G Fund seeks to meet its objective by investing its assets in:

     o U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities;

     o    investment grade corporate bonds;

     o    investment grade foreign government bonds;

     o equity securities of U.S., Canadian, British and Trinidad and Tobago companies;

     o    American Depository Receipts;

     o    the Schemes of the Trinidad and Tobago Unit Trust Corporation;

     o    certificates of deposit; and

     o    money market funds.


     Under normal market conditions, the Chaconia I&G Fund will maintain a level of at least 15% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities.


     The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981. The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are
predominantly  invested in equity  securities  and fixed  income  securities  of
Trinidad  and  Tobago   corporations  and  in  Trinidad  and  Tobago  government
securities.

     American Depository Receipts (ADR) are U.S. securities that generally represent a non-U.S. company's publicly traded equity or debt. ADRs are created when a broker purchases a foreign company's shares on a foreign stock market and delivers those shares to a local U.S. custodian bank. The broker then instructs the bank to issue depository receipts. Depository receipts may trade freely, just like any other security, either on an exchange or any over-the-counter market.


     In purchasing debt securities, the Chaconia I&G Fund manager considers the maturity of the security as well as the credit quality of the issuer. In determining what equity securities the Chaconia I&G Fund will invest in, the Chaconia I&G Fund manager will focus on the actual and prospective earnings and return on equity of the company and other factors. The Chaconia I&G Fund manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term prospects of the company.


     The Chaconia I&G Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Chaconia I&G Fund will invest some or all of its assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Chaconia I&G Fund will not be able to achieve its investment objective to the extent that it invests in cash or money market instruments. When the Chacona I&G Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

     The Chaconia ACS Fund


     The Chaconia ACS Fund seeks to meet its objective by investing primarily in a diversified portfolio of equity and debt securities of non-U.S. issuers domiciled and/or operating in the member, associate member and observer status countries of the Association of Caribbean States ("ACS"), except Cuba. Under normal circumstances, the Chaconia ACS Fund intends to invest at least 65% of its total assets in foreign debt securities, stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The Chaconia ACS Fund may purchase securities of foreign issuers directly or in the form of ADRs, European Depository Receipts, Global Depository Receipts or other securities representing shares of non-U.S. issuers domiciled or operating in the ACS.

     The countries which are members, associate members and observers of the ACS whose issuers are eligible for the portfolio are as follows:

     ---------------------------------------------------------------------------
                                   ACS Members
     ---------------------------------------------------------------------------
              Antigua and Barbuda                        Haiti
     ----------------------------------- ---------------------------------------
                  The Bahamas                           Honduras
     ----------------------------------- ---------------------------------------
                   Barbados                              Jamaica
     ----------------------------------- ---------------------------------------
                    Belize                               Mexico
     ----------------------------------- ---------------------------------------
                   Colombia                             Nicaragua
     ----------------------------------- ---------------------------------------
                  Costa Rica                             Panama
     ----------------------------------- ---------------------------------------
                   Dominica                        St. Kitts and Nevis
     ----------------------------------- ---------------------------------------
            The Dominican Republic                      St. Lucia
     ----------------------------------- ---------------------------------------
                  El Salvador                St. Vincent and the Grenadines
     ----------------------------------- ---------------------------------------
                    Grenada                             Suriname
     ----------------------------------- ---------------------------------------
                   Guatemala                       Trinidad and Tobago
     ----------------------------------- ---------------------------------------
                    Guyana                              Venezuela
     ----------------------------------- ---------------------------------------




     ---------------------------------------------------------------------------
                              ACS Associate Member
     ---------------------------------------------------------------------------
                                     France
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                  ACS Observers
     ---------------------------------------------------------------------------
                  Argentina                              India
     ----------------------------------- ---------------------------------------
                   Brazil                                 Italy
     ----------------------------------- ---------------------------------------
                   Canada                      Kingdom of the Netherlands
     ----------------------------------- ---------------------------------------
                    Chile                                Morocco
     ----------------------------------- ---------------------------------------
                   Ecuador                                Peru
     ----------------------------------- ---------------------------------------
                    Egypt                          Russian Federation
     ----------------------------------- ---------------------------------------
                    Spain
     ----------------------------------- ---------------------------------------


     The Chaconia ACS Fund intends to diversify its holdings among several countries. Under normal market conditions, the Chaconia ACS Fund plans to have investments in the securities of ACS domiciled issuers in not less than five ACS countries. The Chaconia ACS Fund does not have any limitations on the percentage of its assets that may be invested in securities primarily traded in any one country. The Chaconia ACS Fund may invest in securities traded in mature markets, such as Japan, Canada and the United Kingdom, in less developed markets and in emerging markets.


     The Chaconia ACS Fund may adopt a temporary defensive position policy that allows it to invest up to 100% of its total assets in cash and money market obligations, when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. During adverse market conditions, the Chaconia ACS Fund may also invest up to 100% of its assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities. If the Chaconia ACS Fund is invested in defensive instruments, it will not be able to achieve its stated investment objective. When the Chaconia ACS Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

     All Funds.


     Neither of the Funds attempts to achieve its investment objectives by frequent trading of securities. However, each of the Funds' turnover may increase due to economic, market or other factors that are not within the control of each of the Fund's management. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%.

     Other than securities issued or guaranteed by the U.S. government, neither of the Fund's may invest more than 25% of its total assets in any single industry, nor invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which one of the Funds has valued or priced the securities. Securities acquired by one of the Funds in private placements that have restrictions on their resale are generally considered illiquid.


3.   What are the Principal Risks of Investing in the Funds?

     Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

     o Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.


     o Currency Risk: Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by one of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The value of the Funds may go up and down as the value of the dollar rises and falls compared to a foreign currency.


     o Liquidity Risk: Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. Lower liquidity in a foreign market can affect the Chaconia ACS Fund's, and to a lesser extent the Chaconia I&G Fund's, ability to purchase or sell blocks of securities and obtain the best price in the foreign market. This may cause the Funds to lose opportunities for favorable purchases or sales of investments. Because foreign markets trade at times and on days different than U.S. markets, each Fund's value may change when an investor's account cannot be accessed.

     o Foreign Investment Expense Risk: Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share. As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.


     o Foreign Political and Economic Risks: The degree of political and economic stability varies from country to country. If a country confiscates money from foreigners or takes over an industry, one of the Funds may lose some or all of any particular investment in that country. Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (e.g., inflation rate) which may affect the value of each Fund's investment in any foreign country.


     o Governmental Regulation Risk: Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

     o Corporate Disclosure Standard Risk: Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

     o Interest Rate Risk: The Funds may invest in debt securities. In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     o Credit Risk: Each Fund may invest in debt securities not backed by the full faith and credit of the United States. The issuers of such bonds and other debt securities may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

     o Prepayment Risk: The issuers of bonds and other debt securities held by the Funds may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate. This will increase the average life of the security and make the security more sensitive to interest rate changes.

     Because of these risks the Funds are a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Funds.

4.   How has the Chaconia I&G Fund Performed?


     The bar chart and tables that follow provide some indication of the risks of investing in the Funds. The page illustrating the Chaconia I&G Fund shows changes in its performance from year to year and how its average annual returns over various periods compares to the performance of the S&P 500 (50%) and the Lehman Brothers Government and Corporate Bond Index (50%). The Chaconia ACS Fund plans to commence operations during October, 2000. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                              The Chaconia I&G Fund
                        (Total return per calendar year)


                               [GRAPHIC OMITTED]


30%
                             27.16%
                             ------
20%                                                 19.98%
                                                    ------
                                                                15.87%
                                                                ------
10%
                                         5.61%
                                         -----
         2.40%                                                             2.73%
         -----                                                             -----
 0%                  0%
--------------------------------------------------------------------------------
         1993       1994      1995       1996       1997        1998       1999


---------------

Note: During the seven-year period shown on the bar chart, the Chaconia I&G Fund's highest total return for a quarter was 11.44% (quarter ended June 30, 1997) and the lowest total return for a quarter was -6.66% (quarter ended September 30, 1999).


         The Fund's 2000 year to date total return is -1.13% (January 1, through June 30, 2000).




                                                                 Since the
                                                     Past     Inception of the
       Average Annual Total Returns          Past    Five      Fund (May 11,
(for the periods ending December 31, 1999)   Year    Years         1993)
------------------------------------------   -----   ------   ----------------


The Chaconia I&G Fund*                       2.73%   13.89%        10.68%
The Benchmark**                              9.45%   18.09%        14.14%


----------------------
*    The Chaconia I&G Fund commenced operations on May 11, 1993.
** The Chaconia I&G Fund's performance is compared to a balance of the S&P 500 (50%) and the Lehman Brothers Government and Corporate Bond Index (50%).

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                    The Chaconia    The Chaconia
                                                      I&G Fund        ACS Fund
     Maximum Sales Load imposed on Purchases
       (as a percentage of offering price).......       None            4.00%
     Maximum Deferred Sales Load (as a
       percentage of original, purchase price
       or redemption proceeds, as applicable)....       None            None
     Maximum Sales Load imposed on
       Reinvested Dividends (as a percentage
       of offering price)........................       None            None
     Redemption Fee (as a percentage of
       amount redeemed)..........................       None*           None*
     Exchange Fee................................       None*           None*
---------------------
*An investor's broker may charge a fee for wire redemptions and/or exchanges

            ANNUAL FUND OPERATING EXPENSES
        (as a percentage of average net assets)
     (expenses that are deducted from Fund assets)

     Management Fees.............................      0.38%(1)       0.75%(1)
     Distribution (12b-1) Fees...................      0.50%          0.50%
     Service Fees ...............................      0.25%(2)       0.25%(2)
     Other Expenses..............................      0.60%          0.65%
     Total Annual Fund Operating Expenses........      1.73%          2.15%(3)

--------------------
(1) The management fee will vary depending upon the Chaconia I&G Fund's average daily net assets and will be the greater of $50,000 or 0.75 of 1% on the first $10 million, 0.50 of 1% on the next $10 million and 0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. Total Chaconia I&G Fund operating expenses will vary depending upon the management fee.


(2) The service fees are payments made by the Chaconia I&G Fund to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. Service fees could be paid by the Funds up to 0.25 of 1% of the Fund's net assts. For the period ended December 31, 1999, $9,694 of service fees were accrued and paid.

(3) The total operating expenses for the Chaconia ACS Fund are estimates. The Chaconia ACS Fund plans to commence operations during October 2000.



EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 Year     3 Years      5 Years     10 Years

The Chaconia I&G Fund            $176      $  545        $939        $2,041
Chaconia ACS Fund                $609      $1,046         N/A         N/A


                             WHO MANAGES THE FUNDS?


     On June 20, 2000, the shareholders voted to approve a new investment management agreement with Earnest Partners, LLC. Consequently, Earnest Partners, LLC (the "I&G Manager") is the investment adviser to the Chaconia I&G Fund. The I&G Manager began managing the Fund's assets on July 5, 2000. The I&G Manager's address is:

                         Earnest Partners, LLC
                         75 Fourteenth Street, Suite 2300
                         Atlanta, Georgia  30309

     The I&G Manager was organized as a Georgia limited liability company on December 22, 1997 and registered as an investment advisor on January 12, 1999. As the investment adviser to the Chaconia I&G Fund, the I&G Manager manages the investment portfolio of the Chaconia I&G Fund. As compensation for its services, the I&G Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and
0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. This compensation is identical to the compensation paid to the prior investment advisor for the I&G Fund. During the last fiscal year, the Chaconia I&G Fund would have paid the I&G Manager an annual investment advisory fee equal to 0.38% of average net assets.


     Chaconia Fund Services, Inc. (the "ACS Manager") is the investment advisor for the Chaconia ACS Fund. The ACS Manger's address is:

                         Chaconia Fund Services, Inc.
                         1000 Brickell Avenue, Suite 600
                         Miami, Florida  33131

     The ACS Manager was incorporated as a Delaware corporation on December 8, 1997 and registered as an investment advisor on July 8, 1999. As the investment advisor to the Chaconia ACS Fund, the ACS Manager will manage the investment portfolio of the

Chaconia ACS Fund when it commences operations. The ACS Manager is a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation.

                   HOW ARE THE FUNDS' SHARE PRICES DETERMINED?


     The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. The Funds calculate their net asset values as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The net asset value purchase is the value of each Fund's assets, less its liabilities, divided by the number of shares outstanding of each Fund. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


                  HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

Investors can purchase shares of the Funds either through American Data Services, Inc., the Funds' Transfer Agent, or through selected broker-dealers.

How to Purchase Shares from the Transfer Agent

1.   Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

     o    New accounts                                      $250

     o    Continuing Automatic Transfer Program             $ 50

     o    Dividend reinvestment                             No Minimum

     o    Additional investments:                           $100

3. Complete an account application, carefully following the instructions. For additional investments, send a stub from the confirmation previously received from the Transfer Agent or include a brief letter giving the registration of the account, the name of the Fund and the account number. If you have any questions or need applications or forms, please call 1-800-368-3322 (U.S.).

4. If paying by check, make your check payable to The Chaconia I&G Fund or The Chaconia ACS Fund. If paying by wire transfer, call 1-800-368-3322 (U.S.) for wire transfer instructions.


5.   Send the application and check to:

                         BY FIRST CLASS MAIL

                         The Chaconia Income & Growth Fund, Inc.
                         c/o American Data Services, Inc.
                         The Hauppauge Corporate Center
                         150 Motor Parkway, Suite 109
                         Hauppauge, NY 11788

Purchasing Shares from Selected Broker-Dealers


     Selected broker-dealers may place orders for shares of each Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling the Transfer Agent. The Funds have entered into selected dealer agreements with Chaconia Financial Services, Inc., a Rhode Island corporation and a wholly owned subsidiary of the ACS Manager. The broker-dealer may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or their investment advisors.


Other Information about Purchasing Shares of the Funds

     The Funds may reject any account application or any purchase order for any reason. The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

     Shareholders in each Fund may elect to make subsequent investments through a continuing automatic transfer ("CAT") program. To elect the CAT, complete the program section of the account application and include a voided unsigned check from the bank account to be debited. You should consider your financial ability to participate in the CAT program. The Funds reserve the right to close your account under certain circumstances or you may find it necessary to redeem your account, either of which may occur in periods of declining share prices or during periods of rising prices. The Funds reserve the right to suspend, modify or terminate the CAT program without notice.

     The Funds also offer the following retirement plans:

     o    Traditional IRA
     o    Roth IRA

Investors can obtain further information about the CAT and the retirement plans by calling the Funds at 1-800-368-3322. The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.


                            HOW DO I SELL MY SHARES?

How to Redeem (Sell) Shares Directly With the Funds

1.   Prepare a letter of instruction containing:

     o    the name of the Fund(s)

     o    account number(s)

     o    the amount of money or number of shares being redeemed

     o    the name(s) on the account

     o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Transfer Agent in advance, at 1-800-368-3322 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.   If there are certificates representing your shares, enclose and endorse the
     certificates   or  execute  a  stock  power  exactly  as  your  shares  are registered.

4. Send the letter of instruction to:

                         The Chaconia Income & Growth Fund, Inc.
                         c/o American Data Services, Inc.
                         The Hauppauge Corporate Center
                         150 Motor Parkway, Suite 109
                         Hauppauge, NY  11788

Redemption Price

     The redemption price per share you receive for redemption requests is the next determined net asset value after the Transfer Agent receives your written request in proper form with all required information.

Payment of Redemption Proceeds

     o For those shareholders who redeem shares by mail, Transfer Agent will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

Other Redemption Considerations

     When redeeming shares of the Funds, shareholders should consider the following:

     o    The redemption may result in a taxable gain.

     o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

     o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     o If your account balance falls below $100 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $100 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

     o While highly unlikely, the Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash. For any one shareholder the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period. However, for redemptions exceeding these levels, any redemption value may be paid in whole or in part by a distribution in kind of securities from the portfolio of a Fund. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

                        WHAT ABOUT INTERNET TRANSACTIONS?

     It is anticipated that the Funds will make available a service on the Internet which will permit shareholders to request purchases, exchanges and redemptions of shares after an account is opened on-line. For further information on availability of this service and to authorize this service after it is available, call the Transfer Agent at 1-800-368-3322, and follow the instructions you receive.

                 MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?

     At this time shareholders may not make exchanges between Funds. It is expected that the Funds will permit shareholders to make exchanges between the Funds in the near future. For further information on availability of this service, call the Transfer Agent at 1-800-368-3322.

          WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

     The Funds intend to pay dividends and capital gains distribution, if any, on an annual basis. Unless the shareholder elects otherwise, dividend and capital gains distributions will be paid in additional shares of the Funds. Shareholders may elect to receive dividends and distributions by notifying the Funds in writing.

     You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-368-3322.


     Each Fund's distributions, whether received in cash or additional shares of each Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that their distributions will consist of both ordinary income and long-term capital gains.


                              FINANCIAL HIGHLIGHTS


     The  financial  highlights  table is  intended to help you  understand  the
Chaconia I&G Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Chaconia I&G Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Chaconia I&G Fund's financial statements, is included in the Annual Report which is available upon request. The Chaconia ACS Fund plans to commence operations during October 2000.

                                             The Chaconia I&G Fund


                                             Six Months
                                               Ended
                                              June 30,                         For the Years Ended December 31,
                                             ----------                        --------------------------------

                                              2000(1)          1999         1998       1997       1996      1995
                                              -------          ----         ----       ----       ----      ----

Per Share Operating Performance:
Net asset value, beginning of year..........   $12.34         $12.47       $11.47     $10.44     $12.13      $9.94
                                              -------        -------      -------    -------    -------    -------


Income from Investment Operations:
Net investment income.......................      .06           0.14         0.11       0.08       0.13       0.24
Net realized and unrealized gain
  (loss) on investments ....................     (.20)          0.20         1.71       2.00       0.55       2.47
                                              -------        -------      -------    -------    -------    -------
Total from investment operations............     (.14)          0.34         1.82       2.08       0.68       2.71
                                              -------        -------      -------    -------    -------    -------


Less distributions:
Dividend from net investment income.........      0.0          (0.14)       (0.11)     (0.09)     (0.17)     (0.23)
Distribution in excess of
  net investment Income.....................      0.0           0.00(2)      0.00       0.00      (0.01)      0.00(2)
Distribution from net realized gains .......      0.0          (0.33)       (0.71)     (0.96)     (2.15)     (0.28)
Distribution in excess of net
  realized gains on investments.............      0.0           0.00         0.00       0.00      (0.04)      0.00
                                              -------        -------      -------    -------    -------    -------
Total distributions.........................      0.0          (0.47)       (0.82)     (1.05)     (2.37)     (0.51)
                                              -------        -------      -------    -------    -------    -------
Net asset value, end of year ...............    12.20         $12.34       $12.47     $11.47     $10.44     $12.13
                                              =======        =======      =======    =======    =======    =======

Total investment return ....................    (1.13%)         2.73%       15.87%     19.98%      5.61%     27.16%
                                              -------


Ratios and supplemental data:
Net assets, end of period (000s)............  $53,422        $62,900      $43,762    $18,500    $10,132    $17,809


Ratios to average net assets:
Expenses....................................     1.84%(3)       1.73%        1.99%      2.55%      2.84%      2.37%
Net investment income.......................     (.89%)(3)      1.19%        1.21%      0.98%      1.03%      2.09%
Portfolio turnover..........................    14.69%         65.75%       41.23%     35.04%     72.91%     26.23%

    (1)  Unaudited.

    (2)  Less than $0.01 per share.

    (3)  Annualized

     To learn more about the Funds you may want to read the Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated the SAI into the Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about each Fund's investments by reading the annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling American Data Services, Inc. at 1-800-368-3322.

     Prospective investors and shareholders who have questions about the Funds may call the above number, write to the address below, or visit our Web site also shown below:

                The Chaconia Income & Growth Fund, Inc.
                c/o American Data Services, Inc.
                The Hauppauge Corporate Center
                150 Motor Parkway, Suite 109
                Hauppauge, NY 11788

                www.trinidad.net/home/tondt/utc/utchome.htm

     The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Chaconia Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing to:

                  Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C.  20549-0102

     Please refer to the Securities Act and Investment Company Act File Nos. 33-37426 and 811-6194 when seeking information about the Chaconia Funds from the Securities and Exchange Commission.

ACCOUNT APPLICATION

Mail to: Chaconia Income & Growth Fund, Inc.
         c/o American Data Services, Inc.
         The Hauppauge Corporate Center
         150 Motor Parkway
         Suite 109
         Hauppauge, NY 11788 U.S.A.
         800-368-3322 (U.S.)

For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRAs. Please contact American Data Services, Inc. directly for IRA information.

ACCOUNT REGISTRATION

--------------------------------------------------------------------------------
Name of Owner(s) (Individual, Joint, Custodian, Company or Trustee)

--------------------------------------------------------------------------------
Mailing Address

--------------------------------------------------------------------------------
City                                   State                             Zip

--------------------------------------------------------------------------------
Daytime Telephone Number

--------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number

Date of Birth:  ____/____/____

Citizen of:
         [ ] United States
         [ ] Other (specify) _________________________

INVESTMENT

Please indicate the amount you wish to invest ($250.00 minimum).

                                          Payment by ___ Check ___ Wire

                                          [ ]   Chaconia I&G Fund      $
                                                                        -------


                                          [ ]   Chaconia ACS Fund      $
                                                                        -------


Indicate date of wire _________________________
(please call 631-951-0500 or 800-368-3322 (U.S.) for wire instructions)

DISTRIBUTIONS

Distributions will be reinvested in additional shares unless one of the following boxes is checked.

     [ ] Send me a check for all dividends and distributions.
     [ ] Send me a check for dividends, but reinvest capital gain distributions.

SIGNATURES AND CERTIFICATION

I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Funds. I certify under penalty of perjury that:

1.   The social security or other tax identification number stated is correct.

2.   I am not subject to backup withholding because*
     [ ] A. The IRS has not informed me that I am subject to backup withholding.
     [ ] B. The IRS has notified me that I am no longer subject to backup withholding.

* Check the appropriate box. If this statement is not true and you are subject to backup withholding, strike out section 2.

                                   ----------------------------------   --------
                                   Signature of Owner, Trustee          Date
                                   or Custodian

                                   ----------------------------------   --------
                                   Signature of Joint Owner (Required   Date
                                   if Joint Registration)

DEALER INFORMATION

--------------------------------------------------------------------------------
Dealer Name

--------------------------------------------------------------------------------
Representative's Name

--------------------------------------------------------------------------------
Branch Address

--------------------------------------------------------------------------------
Branch Number                                                        AE#

--------------------------------------------------------------------------------
Street

--------------------------------------------------------------------------------
City

--------------------------------------------------------------------------------
State                                                                Zip

                                   CAT PROGRAM
                      Continuing Automatic Transfer Program

How does it work?
   You choose any amount you would like of $50.00 or more to invest each month. Your transfer agent ("ADS") will establish a file with the applicable Fund's custodian bank, Firstar Bank, N.A. (the "Custodian"), with the amount you have chosen to invest. The Custodian then draws an automatic clearinghouse ("ACH") debit electronically against your checking account each month. Shares of the applicable Fund are purchased on the same day the Custodian draws the debit, a confirmation of each purchase is sent to you by ADS, and your bank statement will reflect the amount of each debit.

How do I set it up?
   Existing Shareholders -- Complete this form following the instructions below. Be sure to check the box below indicating that you already are a shareholder of the applicable Fund and write your account number in the space provided. New Shareholder -- You must first complete a regular account application, enclose a check ($250.00 minimum) made payable to Chaconia I&G Fund or the Chaconia ACS Fund to open your account and complete this form following the instructions below. Be sure to check the box below indicating that you are a new shareholder with the Chaconia I&G Fund or the Chaconia ACS Fund.

Mark one of your personal checks or savings account deposit slips "VOID" and attach the voided check or savings deposit slip to this form. Mail this form, with the voided check or savings deposit slip attached, to ADS, at the address below. As soon as your bank accepts your authorization, monthly debits will be generated and purchases of the applicable Fund shares will begin. Please note that your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your bank manager should be able to tell you about your bank's capabilities. The Fund cannot guarantee acceptance by your bank. Please allow one month for processing of the CAT Application before the first monthly debit occurs.

MAIL TO:    The Chaconia Income & Growth Fund, Inc.
            c/o American Data Services, Inc.
            The Hauppauge Corporate Center
            150 Motor Parkway, Suite 109
            Hauppauge, NY 11788

                                 FOR ADDITIONAL
                                INFORMATION CALL:

                               800-368-3322 (U.S.)

[ ] YES, I authorize the Continuing Automatic Transfer Program ("CAT") be established for my account with The Chaconia Income & Growth Fund, Inc. Please begin CAT Investing for me and invest

     (i) $ ____________ ($50 minimum) in shares of the Chaconia I&G Fund on the:

          [ ] 1st
          [ ] 15th of each month.

     (ii) $ ___________ ($50 minimum) in shares of the Chaconia ACS Fund on the:

          [ ] 1st
          [ ] 15th of each month.

Check one:

[ ] I am in the process of opening an account with the Chaconia I&G Fund or the Chaconia ACS Fund. Enclosed is my account application and check ($250 minimum) made payable to Chaconia I&G Fund, or the Chaconia ACS Fund

[ ] I already have an existing account with the Chaconia I&G Fund or the Chaconia ACS Fund; my account number is_______________________


--------------------------------------------------------------------------------
Name of my bank

--------------------------------------------------------------------------------
Address of my bank

I understand that my ACH debit for my CAT will be dated each month on the day specified above. I agree that if such debit is not honored upon presentation, ADS and the Custodian may discontinue this service, and any purchase of a Fund's shares may be reversed. I further understand that the net asset value of shares of the applicable Fund at the time of such reversal may be less than the net asset value on the day of the original purchase. ADS and the Custodian are authorized to redeem sufficient additional full and fractional shares from my account to make up the deficiency. CAT Investing may be discontinued by ADS and the Custodian upon 30 days' written notice or by the investor by written notice to ADS (at the above address) provided the notice is received no later than 5 business days prior to the specified investment date.


--------------------------------------------------------------------------------


--------------------------------------     -------------------------------------
Signature of Depositor                     Signature of Co-Depositor (Required
                                           for Joint Accounts)

--------------------------------------     -------------------------------------
Name (Printed or typed)                    Name (Printed or typed)

--------------------------------------     -------------------------------------
Date                                       Date

STATEMENT OF ADDITIONAL INFORMATION                                July 31, 2000
-----------------------------------





                     THE CHACONIA INCOME & GROWTH FUND, INC.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Chaconia Income & Growth Fund, Inc. dated July 31, 2000. Requests for copies of the prospectus should be made in writing to The Chaconia Income & Growth Fund, Inc., c/o American Data Services, Inc., the Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, or by calling 1-800-368-3322.

     The following financial statements are incorporated by reference from the Annual Report, dated December 31, 1999 (File Nos. 33-37426 and 811-6194), as filed with the Securities and Exchange Commission on April 14, 2000:


     The Chaconia I&G Fund

                     Schedule of Investments
                     Statement of Assets and Liabilities
                     Statement of Operations
                     Statement of Changes in Net Assets
                     Financial Highlights
                     Notes to Financial Statements
                     Report of Independent Auditors

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322.



                     THE CHACONIA INCOME & GROWTH FUND, INC.
                        c/o American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                                    suite 109
                               Hauppauge, NY 11788
                                 1-800-368-3322

                     THE CHACONIA INCOME & GROWTH FUND, INC.

                                Table of Contents

                                                                        Page No.
                                                                        --------
General Information and History.............................................3
Investment Restrictions.....................................................3
Investment Considerations...................................................4
Directors and Officers of the Company.......................................8
Ownership of Management and Principal Shareholders.........................10
Fund Managers and Administrator............................................11
Distribution Plan and Service Fees.........................................13
Determination of Net Asset Value...........................................14
Retirement Plans...........................................................15
Performance and Yield Information..........................................16
Purchase, Redemption and Exchange of Shares................................17
Portfolio Transactions and Brokerage.......................................18
Custodian..................................................................19
Dividends, Distributions and Taxes.........................................19
Independent Auditors.......................................................20
General Corporate Information .............................................20
Description of Securities Ratings..........................................22



     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated July 31, 2000 and, if given or made, such information or representations may not be relied upon as having been authorized by The Chaconia Income & Growth Fund, Inc.


     This Statement of Additional Information does not constitute an offer to sell securities.

                        GENERAL INFORMATION AND HISTORY

     The Chaconia Income & Growth Fund, Inc. (the "Company") is an open-end, diversified management company registered under the Investment Company Act of 1940. The Company is a Maryland corporation, incorporated on October 24, 1990. The Chaconia Income & Growth Fund, Inc. consists of a series of two funds:
Chaconia I&G Fund and Chaconia ACS Fund. (The Chaconia I&G Fund and The Chaconia ACS Fund are hereinafter individually referred to as a "Fund" and collectively as the "Funds").

                             INVESTMENT RESTRICTIONS

     Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.


     Each Fund may not:


     1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

     2. Make short sales of securities or maintain a short position and may not purchase or write options on securities, indices, foreign currencies or futures.


     3. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 5% of its total assets (not including the amount borrowed) and will not purchase securities while borrowings in excess of 5% of the value of its total assets are outstanding.


     4. Buy or sell commodities or commodity contracts including futures contracts or buy or sell real estate or interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

     5. Make loans (except for purchases of publicly-traded debt securities consistent with each Fund's investment policies).

     6. Make investments for the purpose of exercising control or management.


     7. Act as underwriter (except to the extent each Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios), exclusive of purchases of restricted securities (i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public) if such purchases at the time thereof would not cause more than 15% of the value of each Fund's net assets to be invested in all such restricted or illiquid assets.

     8. Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry. U.S. Government securities are excluded from this restriction.


     Each Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

     Each Fund may not:


     1. Invest more than 15% of its net assets in (i) securities which are restricted or for which market quotations are not readily available; (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days.


     2. Purchase any security if as a result one of the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

     3. Invest in securities of any issuer if, to the knowledge of one of the Funds, any officer or director of that Fund or its Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     4. Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of each Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

     5. Invest in any security if as a result one of the Funds would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.


     6. Invest in real estate limited partnerships, or oil, gas and other mineral leases.

                            INVESTMENT CONSIDERATIONS

Securities Subject to Reorganization


     Each Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of each Fund's manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. In making these investments, each Fund will not violate any of their investment restrictions including the requirement that:
(a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of each Fund, thereby increasing its brokerage and other transaction expenses, as well as make it more difficult for the Fund to meet the test for favorable tax treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") (see "Dividends, Distributions and Taxes").


Nonconvertible Debt Securities


     Under normal market conditions, the Chaconia I&G Fund will invest at least 15% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes (unrated bonds are more speculative in nature than rated bonds) (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; and (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade and are viewed by the rating agencies as being predominantly speculative in character. Speculative securities are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Chaconia I&G Fund will not invest any of its assets in noninvestment grade debt securities.


     The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. If the I&G Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position. In taking a temporary defensive position, the Investment Manager may invest up to 100% of the Chaconia I&G Fund's assets in high quality commercial paper and short term U.S. Government securities such as Treasury Bills and Treasury Notes.

Warrants and Rights


     Each of the Funds may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time. Each Fund will not invest more than 2% of its total assets in warrants or rights which are not listed on the New York or American Stock Exchange. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

When Issued, Delayed Delivery Securities and Forward Commitments


     Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While each Fund will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.


Borrowing


     Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's total assets after giving effect to the borrowing. The I&G Manager will not purchase securities when borrowings exceed 5% of total assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.


Loans of Portfolio Securities


     To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund's assets.


U.S. Government Securities


     The U.S. Government securities in which each Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

     Each Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of each Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, each Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.


The Schemes of the Trinidad and Tobago Unit Trust Corporation

     The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of
1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

     The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act. The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of December 31, 1999, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of approximately $470,446,000 (U.S. dollars) under management and approximately 266,956 unitholders. The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.


     The 1940 Act limits the extent to which each Fund may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of each Fund's total assets may be used to purchase any securities of investment companies. Each Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company. As of April 14, 2000, the Unit Trust Corporation beneficially owned 2.75% of the outstanding voting stock of the Chaconia I&G Fund.

                             DIRECTORS AND OFFICERS


     The overall management of the business and affairs of the Corporation is vested with its Board of Directors. The Board of Directors approves all significant agreements between each Fund and persons or companies furnishing services to it. The day-to-day operations of the Corporation are delegated to its officers, subject to the investment objectives and policies of the Corporation and to general supervision by the Board of Directors.


     The Board of Directors is presently comprised of five members, four of whom reside outside the United States. Directors Clarry Benn, Judy Chang, Renrick Nickie and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Judy Chang serves as Chair of the Board of Directors. Clarry Benn and Renrick Nickie also serve as executive officers of the Corporation.

     The Maryland General Corporation Law subjects all directors and officers of the Corporation to fiduciary duties for the lawful management of the Corporation's organization and operation, including federal and state securities laws. Investors of the Funds may not be able to effect service of process within the United States upon the Corporation's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Corporation has appointed an agent for service of process in the states where the Corporation has registered its securities for offer and sale.

     The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Funds may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

     The directors and officers of the Corporation, their business addresses and principal occupations during the past five years are as follows. Directors deemed to be "interested persons" of the Corporation for purposes of the 1940 Act are indicated by an asterisk.

                              Position(s) Held        Principal Occupation
Name and Address              With Registrant         During Last Five Years
----------------              ----------------        ----------------------

*Judy Y. Chang                Director and        Chairman   of   Trinidad   and
Trinidad and Tobago Unit      Chairman            Tobago Unit Trust Corporation,
Trust Corporation                                 8-97 to  Present;  Consultant,
74 Independence Square                            7-97  to   Present;   Partner,
Port-of-Spain                                     Price   Waterhouse,   1-80  to
Trinidad and Tobago, W.I.                         6-97.

*Clarry Benn                  Director and        Executive  Director,  9-96  to
Trinidad and Tobago Unit      President           Present;   Executive  Manager,
Trust Corporation                                 Investments    and   Financial
74 Independence Square                            Trust   Accounting,   8-92  to
Port-of-Spain                                     8-96.
Trinidad and Tobago, W.I.

*Renrick Nickie               Director,           Executive  Manager,  Marketing
Trinidad and Tobago Unit      Vice President      and    Operations,   8-92  to
Trust Corporation             and Treasurer       Present.
74 Independence Square
Port-of-Spain
Trinidad and Tobago, W.I.

Dr. John A. Cole              Director            Dean   of   the    School   of
1600 Harden Street                                Professional Programs, 8-98 to
Columbia, SC 29204                                Present,   Benedict   College;
                                                  Visiting Professor of Finance,
                                                  8-97 to  8-98,  University  of
                                                  North  Carolina at  Charlotte;
                                                  Professor of Finance,  8-95 to
                                                  Present,  South Carolina State
                                                  University;          Associate
                                                  Professor of Finance,  8-89 to
                                                  7-95, Florida A&M University.

Dr. Roosevelt J. Williams     Director            Director,  Cipriani College of
Cipriani College of Labour                        Labour     and     Cooperative
and Cooperative Studies                           Studies,   8-97  to   Present;
Churchill Roosevelt                               Education Consultant,  1-96 to
Highway                                           7-97;   Professor   at  Howard
Valsayn, Trinidad and                             University, 1989 to 12-95.
Tobago, W.I.

Ulice Payne, Jr.              Secretary           Attorney and Partner,  Foley &
Foley & Lardner                                   Lardner,   2-98  to   Present;
777 East Wisconsin Avenue                         Attorney   and    Shareholder,
Suite 3700                                        Reinhart, Boerner, Van Deuren,
Milwaukee, WI 53202                               Norris  &  Rieselbach,   S.C.,
                                                  2-90 to 2-98.

     The Corporation pays directors of the Funds $500 per meeting of the board attended by the director. Directors also are reimbursed by the Corporation for any expenses incurred in attending meetings. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 1999:

                               COMPENSATION TABLE

                                         Pension or
                                         Retirement                    Total
                                          Benefits      Estimated   Compensation
                                          Accrued        Annual         from
                            Aggregate    As Part of     Benefits       Company
                          Compensation    Company         Upon         Paid to
    Name of Person        From Company    Expenses     Retirement     Directors
    --------------        ------------   ----------    ----------   ------------
Judy Y. Chang                 $500           $0            $0           $500
Clarry Benn                   $500           $0            $0           $500
Renrick Nickie                $500           $0            $0           $500
John A. Cole*                $12,500         $0            $0         $12,500
Roosevelt J. Williams*       $12,500         $0            $0         $12,500

* This year, John A. Cole and Roosevelt J. Williams received payment for all Board of Directors meetings they attended from 1993 through December 31, 1999

     The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                             OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

     As of December 31, 1999, no person known by the Company owns more than 5% of either Fund's outstanding shares. All directors and officers of the Company as a group owned approximately 15,703.5 shares or .0031% of the Chaconia I&G Fund's outstanding shares, as of December 31, 1999.


                         FUND MANAGERS AND ADMINISTRATOR

I&G Fund Manager


     Subject to supervision by the Board of Directors, investment management services are provided to the Chaconia I&G Fund by Earnest Partners, LLC (the "I&G Fund Manager") pursuant to an investment management agreement executed by the Chaconia I&G

Fund on June 20, 2000 ("I&G Contract"). The I&G Fund Manager began managing the Fund's assets on July 5, 2000.

     Under  the I&G  Contract,  the  I&G  Fund  Manager  provides  a  continuous investment program for the Chaconia I&G Fund and makes decisions and places orders to buy, sell or hold particular securities and futures. The I&G Fund Manager also supervises all matters relating to the operation of the Chaconia I&G Fund and provides clerical staff, office space, equipment and services. As compensation for its services, the I&G Fund Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. During the fiscal years ended December 31, 1999, 1998 and 1997, the Chaconia I&G Fund would have paid the I&G Fund Manager advisory fees of $216,700, $147,275 and $93,537, respectively. These fees are the same as those earned by the prior investment advisor.

     A Special Meeting of Shareholders was held on June 20, 2000, at which time shareholders voted to approve the I&G Contract. The I&G Contract was also approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Chaconia I&G Fund nor have any direct or indirect financial interest in the I&G Contract or any agreement related thereto.

     The I&G Fund Manager, a Georgia limited liability company organized on December 22, 1997, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The I&G Fund Manager is a wholly owned subsidiary of Earnest Holdings, LLC, a Delaware limited liability company. The principal executive office of Earnest Holdings, LLC is located at the same address as the I&G Fund Manager. As of March 31, 2000, the I&G Fund Manager had $1,100,000,000 in assets under management. The I&G Fund Manager provides investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, and corporations.

     The I&G Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Chaconia I&G Fund. The I&G Contract will remain in effect until terminated by either party. The I&G Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Chaconia I&G Fund at any time without penalty, on 30 days' written notice to the I&G Fund Manager. The I&G Contract also may be terminated by the I&G Fund Manager on 30 days' written notice to the Chaconia I&G Fund. The I&G Contract terminates automatically upon its assignment (as defined in the 1940 Act).


     Under the I&G Contract, the I&G Fund Manager will not be liable to the Chaconia I&G Fund for any error of judgment by the I&G Fund Manager or any loss sustained by the Chaconia I&G Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

ACS Fund Manager


     Subject to supervision by the Board of Directors, investment management and administration services will be provided to the Chaconia ACS Fund by Chaconia Fund Services, Inc. (the "ACS Fund Manager") pursuant to an investment management agreement executed by the Company on behalf of the Chaconia ACS Fund on October 28, 1999 ("ACS Contract," together with the I&G Contract collectively referred to herein as the "Management Contracts") and ratified by the Board of Directors of the Company on May 17, 2000. Under the ACS Contract, the ACS Fund Manager will provide a continuous investment program for the Chaconia ACS Fund and make decisions and place orders to buy, sell or hold particular securities and futures. The ACS Fund Manager also will supervise all matters relating to the operation of the Chaconia ACS Fund and will obtain clerical staff, office space, equipment and services. As compensation for its services, the ACS Fund Manager will receive a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Chaconia ACS Fund's average daily net assets.


     Under the ACS Contract, the ACS Fund Manager will not be liable to the Chaconia ACS Fund for any error of judgment by the ACS Fund Manager or any loss sustained by the Chaconia ACS Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The ACS Contract was approved by the Board of Directors and by a majority of the Independent Directors. The ACS Contract will remain in effect until terminated by either party. The ACS Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Directors or by vote of a majority of the outstanding voting securities of the Chaconia ACS Fund.

     The ACS Contract is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Chaconia ACS Fund at any time without penalty, on 30 days' written notice to the ACS Fund Manager. The ACS Contract also may be terminated by the ACS Fund Manager on 30 days' written notice to the Chaconia ACS Fund. The ACS Contract terminates automatically upon its assignment (as defined in the 1940 Act).

Administrator

     American Data Services, Inc. (the "Administrator") is located at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, and serves as administrator to the Funds pursuant to agreements with the Funds (the "Administrative Services Agreements"). Pursuant to the Administrative Services Agreements, subject to the overall authority of the Board of Directors in accordance with Maryland law, the Administrator will assist in each Fund's administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain each Fund's operating expense budget. During the fiscal years ended December 31, 1999, 1998 and 1997, the Chaconia I&G Fund paid the Administrator $83,431, $65,161 and $52,499, respectively, pursuant to its Administrative Services Agreement. It is anticipated that the Chaconia ACS Fund will commence operations during October, 2000.

     On May 17, 2000, the Board of Directors of the Company voted to terminate the service agreements with American Data Services, Inc. and enter into similar agreements with Firstar Mutual Fund Services, LLC.


Fund Operating Expenses


     In addition to the fees payable to the Investment Managers and the Administrator, each Fund is responsible for its operating expenses, including:
(i) interest and taxes; (ii) brokerage  commissions;  (iii) insurance  premiums;
(iv) compensation and expenses of directors other than those affiliated with the Managers and the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) Rule 12b-1 fees paid by the Fund in connection with the Distribution Plan; (xii) service fees paid by the Fund in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.


                       DISTRIBUTION PLAN AND SERVICE FEES

     The Board of Directors has adopted a Distribution Plan applicable to the Chaconia I&G Fund and the Chaconia ACS Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


     Pursuant to the Plan, registered broker-dealers and others ("Qualified Recipients") that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with a Fund may receive fees at rates determined by the Board of Directors. In addition, each Fund will purchase advertising, sales literature, other promotional material and marketing services. Each Fund will reimburse the Managers and Qualified Recipients for these expenditures, including interest expenses and other overhead items, during a fiscal year of the Fund, up to a limit of 0.50 of 1% on an annual basis of the Fund's average daily net assets, subject to compliance with guidelines adopted from time to time by the Board of Directors.

     No reimbursements under the Plan will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers may receive a service fee in the amount of .25% of each shareholder account opened with one of the Funds as a result of a sale made by them of a Fund's shares. The service fee is paid by the Fund to the Qualified Recipient for the personal service and/or maintenance of shareholder accounts; and the Qualified Recipient may receive commissions on a Fund's portfolio transactions subject to the provisions of the Management Agreements (see the Statement of Additional Information). During the fiscal year ended December 31, 1999, the Chaconia I&G Fund incurred distribution costs of $163,999.50, all of which was spent on advertising and promotional activities, including printing and mailing of prospectuses to other than current shareholders.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "Exchange")
(currently 4 p.m. Eastern time) each business day. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The net asset value per share is computed by dividing the value of the securities held by each Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of each Fund's shares outstanding at such time. Each Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Short-term debt securities which mature in more than 60 days are valued at current market quotations. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.


     Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent. The value of other property owned by each Fund shall be determined in a manner which, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

     Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. Each Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the New York Stock Exchange once on each day on which the New York Stock Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when each Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                                RETIREMENT PLANS


     Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). Each Fund offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") form. The minimum investment required to open an IRA for investment in shares of each Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs if their combined investment is $400.


Traditional IRA

     In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70- 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA

     In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59 1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to the Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

     Each Fund's shares may also be a suitable investment for other types of qualified pension or profit sharing plans that are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans.

                        PERFORMANCE AND YIELD INFORMATION


     Each  Fund  may  furnish   data  about  its   investment   performance   in
advertisements, sales literature and reports to shareholders. "Total return" represents the annual percentage change in value of $10,000 invested at the maximum public offering price for the one year period and the life of one of the Funds through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Each Fund may also furnish total return calculations for these and other periods based on investments at various sales charge levels or net asset value.


     Quotations of yield will be based on the investment income per share earned during a particular 30-day (or one month) period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                       2 [(a-b + 1) 6 - 1]
                           YIELD =         ---
                                           cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period.


     Quotations of total return will reflect only the performance of a hypothetical investment in one of the Funds during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of each Fund's portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, total returns and yields may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

     In connection with communicating its yield or total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Quotations of each Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in one of the Funds over periods of one, five and ten years (up to the life of the Fund), and are calculated pursuant to the following formula:



                                P (1 + T)n = ERV

(where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years and ERV = the redeemable value at the end of the period of a $10,000 payment made at the beginning of the period). All total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the respective Investment Manager) on an annual basis and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The Chaconia I&G Fund's average annual compounded rate of return for the one year and five year periods ended December 31, 1999, and for the period from the Fund's commencement of operations (May 11, 1993) through December 31, 1999 were 2.73%, 13.89% and 10.68%
respectively.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES


     The procedure for purchasing shares of one of the Funds is summarized in the prospectus under "How to Purchase Shares" and the procedure for redemption of shares is summarized in the prospectus under "How to Redeem Shares." Investors may now elect to purchase shares through the continuing automatic transfer plan as described in the prospectus.

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder. Each Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from each Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

     Cancellation of purchase orders for each Fund's shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of each Fund's shares on the date of cancellation is less than the original date of purchase. The investor is responsible for such loss and each Fund may reimburse itself or selected broker-dealers for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress.

     At this time Shareholders may not make exchanges between Funds. It is expected that the Funds will permit Shareholders to make exchanges between the Funds in the near future. For further information on the availability of this service, call the Transfer Agent at 1-800-368-3322.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Management Contracts state that in connection with their duties to arrange for the purchase and the sale of securities and futures held in the portfolio of each Fund by placing purchase and sale orders for each Fund, the Managers shall select such registered broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Managers are authorized in the Management Contracts to consider the reliability, integrity and financial condition of the brokers. The Managers are also authorized by the Management Contracts to consider whether the brokers provide brokerage and/or research services to a Fund and/or other accounts of the Managers.

     The Management Contracts state that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Managers that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Managers' overall responsibilities as to the accounts as to which it exercises investment discretion and that the Managers shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Management Contracts provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Managers shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contracts; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Managers also are authorized to consider sales of shares of a Fund and/or of any other investment companies for which the Managers act as Managers or advisor as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Funds in the valuation of their investments. The research which the Managers receive for brokerage commissions, whether or not useful to one of the Funds, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to one of the Funds.


     The debt securities which will be the principal component of each Fund's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by one of the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


     Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable. Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

                                    CUSTODIAN


     Firstar Bank, N.A., Star Bank Center, 425 Walnut Street, ML 6118, Cincinnati, OH 45201, acts as custodian for the Funds. As such, Firstar Bank holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Bank does not exercise any supervisory function over the management of either of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions


     Each dividend and capital gains distribution, if any, declared by one of the Funds on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of that Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the relevant Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that either Fund will pay any dividends or realize any capital gains. However, each Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.


Taxes


     Each Fund intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed.

     Each Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats the dividend, whether paid in the form of cash or additional shares, as a receipt of ordinary income.


     Any dividend or distribution of a Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder as a long-term capital gain, regardless of how long the shareholder has held shares of a Fund. Capital gain dividends that are payable to individuals, estate or trusts for taxable years ending on or after May 7, 1997 will be designated as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution or a 28% rate gain distribution depending upon a Fund's holding period for the shares. Capital gain dividends that are payable to corporations are taxable at a 28% rate if held for more than one year. The 70% dividends-received deduction for corporations applies to dividends from the Fund's net investment income, subject to proportionate reductions if aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company taxable income made by the Fund.


     The Transfer Agent is required to send shareholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to shareholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.


     Before investing in either Fund, individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits.


                              INDEPENDENT AUDITORS


     The Funds' independent auditors, PricewaterhouseCoopers LLP, New York, New York, audit and report on each Fund's annual financial statements, review certain regulatory reports and each Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by a Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.


                          GENERAL CORPORATE INFORMATION

Description of Shares, Voting Rights and Liabilities

     The Company is a Maryland corporation, incorporated on October 24, 1990, and registered as an open-ended, nondiversified, management investment company under the 1940 Act. The Company's capital stock consists of a single class of common stock which is divisible into an unlimited number of series. Each Fund represents a separate series of Common Stock. The authorized capital stock consists of 10,000,000 shares of Common Stock, of which 8,000,000 are allocated to the Chaconia I&G Fund and 2,000,000 are allocated to the Chaconia ACS Fund. The Company's Board of Directors is authorized to divide the unissued shares into one or more classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class.

     Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


     There are no conversion or preemptive rights in connection with any shares of either Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.


     The Company sends semiannual and annual reports to all of its shareholders which include a list of portfolio securities and the Company's financial statements which shall be audited annually.


     The shares have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested in writing to the Transfer Agent by an investor who is a shareholder of record, neither Fund issues certificates evidencing the Fund's shares.


     The Company will hold an annual shareholder meeting each year. Special meetings of the shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Company's outstanding shares. The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that shareholders will receive communication assistance in connection with calling such a meeting. At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

     The Company's organizing documents have been filed with the SEC as exhibits to the Company's registration statement and can be found at the SEC, at the Company's principal office or at the offices of the Company's legal counsel.

Shareholder Approval

     Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval. Pursuant to the Company's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation. The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

                        DESCRIPTION OF SECURITIES RATINGS

     Standard & Poor's Corporation ("Standard & Poor's") Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

     AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

     BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Moody's Investors Service, Inc. ("Moody's") Bond Ratings.

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rate A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of Moody's Preferred Stock Ratings

     aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over great length of time. ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

     AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.


     (a)      Articles of Incorporation, as amended [4]
     (b)      By-Laws, as amended
     (c)      None
     (d)(i) Chaconia I&G Fund Investment Management Agreement between the Company and Earnest Partners, LLC [5]
     (d)(ii) Chaconia ACS Fund Investment Management Agreement between the Company and Chaconia Fund Services, Inc.
     (e) Distribution Agreement between the Company and Chaconia Financial Services, Inc.
     (f)      None
     (g)      Custody Agreement between the Company and Firstar, N.A. [3]
     (h)(i) Chaconia I&G Fund Accounting Service Agreement between the Company and American Data Services, Inc. [1]
     (h)(ii) Chaconia I&G Fund Shareholder Servicing Agent Agreement between the Company and American Data Services, Inc. [1]
     (h)(iii) Chaconia I&G Fund Administrative Services Agreement between the Company and American Data Services, Inc. [1]
     (h)(iv) Chaconia ACS Fund Accounting Service Agreement between the Company and American Data Services, Inc. [4]
     (h)(v) Chaconia ACS Fund Transfer Agency and Service Agreement between the Company and American Data Services, Inc. [4]
     (h)(vi) Chaconia ACS Fund Administrative Services Agreement between the Company and American Data Services, Inc. [4]
     (i)      Opinion and Consent of Counsel
     (j)      Consent of Independent Accountants
     (k)      None
     (l)      Subscription Agreement [1]
     (m)      Distribution Plan [2]
     (n)      None
     (o)      Not Applicable
     (p)      Code of Ethics
     (q)      Power of Attorney


[1] Previously filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Pre-Effective Amendment No. 2 was filed with the SEC on October 30, 1992 and its File No. is 33-37426.

[2] Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 5 was filed with the SEC on January 17, 1995 and its File Nos. are 33-37426 and 811-6194.

[3] Previously filed as an exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 9 was filed with the SEC on December 26, 1996 and its File Nos. are 33-37426 and 811-6194.

[4] Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Amendment No. 14 was filed with the SEC on November 30, 1998 and its File Nos. are 33-37426 and 811-6194.

[5] Previously filed as an exhibit to the Proxy Statement filed with the SEC on April 20, 2000 and incorporated by reference hereto. The proxy statement's File Nos. are 33-37426 and 811-6194.



Item 24. Persons Controlled by or under Common Control with Registrant.

     None.

Item 25. Indemnification.

     The basic effect of the respective indemnification provisions of the Registrant's Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Investment Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor.

     Reference is made to Part B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Investment Manager.

Item 27. Principal Underwriters.

     The Funds have no principal underwriters and have adopted Distribution Plans pursuant to section 12 of the Investment Company Act of 1940 and Rule 12b-1 thereunder.

Item 28. Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant and Registrant's custodian, as follows: the documents required to be maintained by paragraphs (4), (5), (6),
(7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian.

Item 29. Management Services.

     The Registrant is not party to any management-related services contract not discussed in Part A or Part B hereof.

Item 30. Undertakings.

     Registrant undertakes to provide its Annual Report to Shareholders without charge to any recipient of its Prospectus who requests the information.

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Port-of-Spain, Country of Trinidad and Tobago, on July 31, 2000.


                                         THE CHACONIA INCOME & GROWTH FUND, INC.


                                         BY   /s/ Clarry Benn
                                           -------------------------------------
                                              Clarry Benn, President


     On behalf of the Board of Directors pursuant to Power of Attorney attached to Post Effective Amendment No. 18



                                         BY   /s/ Clarry Benn
                                           -------------------------------------
                                              *Attorney-in-Fact


                                         Board of Directors:

                                         Clarry Benn*
                                         John A. Cole*
                                         Roosevelt Williams *
                                         Renrick Nickie*
                                         Judy Y. Chang*

                               Conforming Changes

                                  Exhibit Index

                       Pursuant to Securities Act Rule 483

Exhibit (a)      Articles of Incorporation, as amended*

Exhibit (b)      By-Laws, as amended

Exhibit (c)      None


Exhibit (d)(i)   Chaconia I&G Fund Investment  Management  Agreement between the
                 Company and Earnest Partners, LLC*

Exhibit (d)(ii)  Chaconia  ACS  Fund  Investment  Management  Agreement  between the Company and Chaconia Fund Services, Inc.

Exhibit (e)      Distribution  Agreement  between   the  Company   and  Chaconia
                 Financial Services, Inc.


Exhibit (f)      None


Exhibit (g)      Custody Agreement between the Company and Firstar Bank, N.A.*

Exhibit (h)(i)   Chaconia I&G  Fund  Accounting  Service Agreement  between  the
                 Company and American Data Services, Inc.*

Exhibit (h)(ii)  Chaconia  I&G  Fund  Shareholder   Servicing  Agreement   Agent
                 Agreement between the Company and American Data Services, Inc.*

Exhibit (h)(iii) Chaconia I&G Fund Administrative Services Agreement between the
                 Company and American Data Services, Inc.*

Exhibit (h)(iv)  Chaconia ACS  Fund Accounting  Service  Agreement  between  the
                 Company and American Data Services, Inc. *

Exhibit (h)(v)   Chaconia ACS Fund Transfer Agency and Service Agreement between the Company and American Data Services, Inc. *

Exhibit (h)(vi)  Chaconia ACS Fund Administrative Services Agreement between the
                 Company and American Data Services, Inc. *


Exhibit (i)      Opinion and Consent of Counsel

Exhibit (j)      Consent of Independent Accountants

Exhibit (k)      None

Exhibit (l)      Subscription Agreement*

Exhibit (m)      Distribution Plan*

Exhibit (n)      None

Exhibit (o)      Not Applicable


Exhibit (p)      Code of Ethics

Exhibit (q)      Power of Attorney


* Incorporated by reference.